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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 7, 2004
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                                Aceto Corporation
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

            0-4217                                  11-1720520
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   (Commission File Number)          (IRS Employer Identification Number)

            One Hollow Lane, Suite 201, Lake Success, New York 11042
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                    (Address of Principal Executive Offices)

                                 (516) 627-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On October 7, 2004, Aceto Corporation, a New York corporation ("Aceto"), entered into non-qualified stock option agreements with its directors and certain of its employees to reflect stock option grants authorized by Aceto's board of directors on September 9, 2004. These stock options were granted at an exercise price equal to the fair market value of Aceto's common stock on the date of grant. All of the options were fully vested as of the date of grant, and expire 10 years from the date of grant.

The stock option agreements set forth certain termination provisions upon termination of employment for all reasons, including death, retirement and disability.

The stock options were granted pursuant to Aceto's 1980 Stock Option Plan, as amended, and Aceto's 1998 Stock Option Plan, as amended.

Item 9.01       Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Form of Stock Option Agreement under Aceto's 1980 Stock Option Plan, as amended.

Exhibit 10.2 Form of Stock Option Agreement under Aceto's 1998 Stock Option Plan, as amended.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACETO CORPORATION
                                            (Registrant)


Dated:  October 12, 2004                   By: /s/ Leonard Schwartz
                                               ---------------------------------
                                               Leonard Schwartz, Chairman,
                                               President and Chief Executive
                                               Officer

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                                  EXHIBIT INDEX


Exhibit No.     Exhibits.
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10.1            Form of Stock Option Agreement under Aceto's 1980 Stock Option
                Plan, as amended.

10.2 Form of Stock Option Agreement under Aceto's 1998 Stock Option Plan, as amended.